SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)          April 24, 2003
                                                   ----------------------------


                                  Advanta Corp.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                       0-14120                 23-1462070
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(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)          Identification No.)


           Welsh & McKean Roads,
P.O. Box 844, Spring House, Pennsylvania                         19477
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code       (215) 657-4000
                                                    ---------------------------


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         (Former Name or Former Address, if Changed Since Last Report)



             - Statistical Supplement available at www.advanta.com -

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c) Exhibits.

   99.1 Press Release issued April 24, 2003 regarding financial results for the quarter ended March 31, 2003.



Item 9. Regulation FD Disclosure (Required by Item 12. Results of Operations and Financial Condition)


In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, required by Item 12, "Results of Operations and Financial Condition," is instead being filed under Item 9, "Regulation FD Disclosure." The information in this Current Report on Form 8-K is to be considered "filed" under the Securities Exchange Act of 1934, as amended.

On April 24, 2003, Advanta Corp. (the "Company") issued a press release describing its results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On April 24, 2003 at 9:00 a.m. Eastern time, Company management also will hold a conference call, publicly announced in its press release dated April 9, 2003. The call will be broadcast for the public simultaneously over the Internet through www.advanta.com or www.vcall.com. Replays of the call are available on the Vcall site for 30 days from the date of the call.

In addition to historical information, this Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The most significant among these risks and uncertainties are: (1) the Company's managed net interest margin; (2) competitive pressures; (3) political, social and/or general economic conditions that affect the level of new account acquisitions, customer spending, delinquencies and charge-offs; (4) factors affecting fluctuations in the number of accounts or loan balances, including the retention of cardholders after promotional pricing periods have expired; (5) interest rate fluctuations; (6) the level of expenses; (7) the timing of the securitizations of the Company's receivables; (8) factors affecting the value of investments held by the Company; (9) the effects of government regulation, including restrictions and limitations imposed by banking laws, regulators, examinations, and the agreements between the Company's bank subsidiaries and their regulators; (10) relationships with customers, significant vendors and business partners; (11) the amount and cost of financing available to the Company; (12) the ratings on the debt of the Company and its subsidiaries; (13) revisions to estimated charges associated with the discontinued operations of our mortgage and leasing businesses; and (14) the impact of litigation. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Advanta Corp.
                                             -----------------
                                              (Registrant)


Date: April 24, 2003
                                             By: /s/ Elizabeth H. Mai
                                                 --------------------
                                                 Elizabeth H. Mai
                                                 Senior Vice President,
                                                 Secretary and General Counsel

                                  EXHIBIT INDEX
                                  -------------



Exhibit           Description                                 Method of Filing
-------           -----------                                 ----------------

99.1              Press release issued April 24, 2003         Filed herewith
                  regarding financial results for
                  the quarter ended March 31, 2003